FORWARD FUNDS

345 California Street, Suite 1600

San Francisco, CA 94104

September 7, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)
File Nos.: 033-48940 and 811-06722
Salient Global Real Estate Fund (f/k/a Salient International Real Estate Fund)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497(e) supplement filed and dated August 20, 2018 to the Prospectuses dated May 1, 2018, as supplemented, for the Investor Class, Institutional Class, Class A, Class C and Class I2 of the Salient Global Real Estate Fund (f/k/a Salient International Real Estate Fund) (Accession Number: 0001193125-18-252996) (the “Fund”). The purpose of this filing is to submit the Fund’s August 20, 2018 497(e) filing in XBRL.

If you have any questions regarding this filing, please contact me at the Registrant’s service provider, ALPS Fund Services, Inc., via telephone at (720) 917-0566 or via email at vilma.valdez@alpsinc.com.

Sincerely,

/s/ Vilma V. DeVooght

Vilma V. DeVooght, Esq.

Enclosures

cc:	Jonathan W. DePriest, Esq., Salient Partners, L.P.
Paul Bachtold, Chief Compliance Officer, Forward Funds
Barbara H. Tolle, Treasurer, Forward Funds
George J. Zornada, Esq., K&L Gates LLP
Richard F. Kerr, Esq., K&L Gates LLP